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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2011 (April 20, 2011)

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FIRST CITIZENS BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-11709	62-1180360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 370 One First Citizens Place Dyersburg, Tennessee	38024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (731) 285-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 – Corporate Governance and Management

     Item 5.07.  Submission of Matters to a Vote of Security Holders.

      The Annual Meeting of Shareholders (the “Annual Meeting”) of First Citizens Bancshares, Inc. (the “Company”) was held on April 20, 2011.  Matters submitted at the Annual Meeting and the voting results thereof were as follows:

            Proposal 1:  Election of Directors.  In accordance with the following vote, the shareholders of the Company elected each of the director nominees nominated by the Company’s Board of Directors to serve until the 2014 annual meeting of shareholders or until his or her successor has met the necessary qualifications and has been elected:

Director	Votes For	Withheld	Against	Broker Non-Votes
J. Walter Bradshaw	2,548,810	11,920	0	100,599
Larry W. Gibson	2,547,139	11,920	1,671	100,599
Allen G. Searcy	2,545,176	13,129	2,425	100,599
David R. Taylor	2,547,522	5,146	8,062	100,599
Dwight Steven Williams	2,548,731	3,937	8,062	100,599
Katie S. Winchester	2,546,464	11,920	2,346	100,599
Joe Yates	2,545,863	11,920	2,947	100,599

            Proposal 2:  Ratification of Appointment of Independent Registered Public Accounting Firm.  The Company’s shareholders ratified the appointment of Alexander Thompson Arnold PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2011 by the following vote:

For	Against	Abstain
2,638,211	17,570	5,548

            Proposal 3:  Advisory Vote on the Compensation of the Company’s Named Executive Officers.  The Company’s shareholders approved on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2011 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the sections entitled “Compensation Discussion and Analysis” and “Executive Compensation by the following vote:.”

For	Against	Abstain	Broker Non-Votes
2,503,556	8,022	49,152	100,599

Proposal 4:  Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation.  The Company’s shareholders approved on an advisory basis the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the Named Executive Officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules by the following vote:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
2,306,095	152,916	74,626	27,093	100,599

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC.

By: /s/ Laura Beth Butler
Laura Beth Butler
Executive Vice President & Chief Financial Officer

Date:  April 20, 2011